UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 2, 2004



                                Scan-Optics, Inc.
             (Exact name of registrant as specified in its charter)



             Delaware                  000-05265              06-0851857
 (State or other jurisdiction of      (Commission           (IRS Employer
          incorporation)              File Number)         Identification No.)


             169 Progress Drive                                06040
               Manchester, CT
  (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code  (860) 645-7878


          (Former name or former address, if changed since last report)

Form 8-K, Current Report
Scan-Optics, Inc.
Commission File No.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c) Exhibits.
             ---------

          Exhibit Number                Description
          --------------                -----------

          Exhibit 99.1                  Press release dated March 2, 2004.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 2, 2004     Scan-Optics, Inc.

                                     /s/ James C. Mavel
                            By:   ----------------------------------------------
                                  Name:  James C. Mavel
                                  Title: Chief Executive Officer